CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, and accompanies the annual report on Form 10-K (the "Form 10-K") for the period ended June 30, 2002 of Pizza Inn, Inc. (the "Issuer").

I, Ronald W. Parker, the Chief Executive Officer of the Issuer certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


            September 27, 2002                              /s/ Ronald W. Parker
                                                            --------------------
                                                                Ronald W. Parker
                                                         Chief Executive Officer